Exhibit 28(a) under Form N-1A

Exhibit 3(i) under Item 601/Reg. S-K

ARTICLES OF INCORPORATION

OF

FIXED INCOME SECURITIES, INC.

The undersigned, John W. McGonigle, whose post office address is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, being at least eighteen years of age, does under and by virtue of the General Laws of the State of Maryland authorizing the formation of corporations, hereby form a corporation.

FIRST:        The name of the corporation is Fixed Income Securities, Inc. ("Corporation").

SECOND:       The purpose for which the Corporation is formed is to act as an open-end investment company of the management type registered as such with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and to exercise and generally to enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the Maryland General Corporation Law now or hereafter in force.

THIRD:        The post office address of the principal office and the office of the resident agent of the Corporation in the State of Maryland is 32 South Street, Baltimore, Maryland 21202. The resident agent of the Corporation in the state of Maryland is THE CORPORATION TRUST INCORPORATED, which is a corporation organized and existing under the laws of the State of Maryland.

FOURTH:       (a) The Corporation is authorized to issue five billion (5,000,000,000) shares of common stock, par value $.001 per share. The aggregate par value of all shares which the Corporation is authorized to issue is $5,000,000.

(b) The Board of Directors is authorized to classify or to reclassify (i.e. into series and classes of series), from time to time, any unissued shares of stock of the Corporation, whether now or hereafter authorized, by setting, changing or eliminating the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms and conditions of or rights to require redemption of the stock.

Unless otherwise provided by the Board of Directors prior to the issuance of the stock, the shares of any and all classes of stock shall be subject to the following:

(i)       The net asset value of each class of stock shall be determined separately and may vary from class to class. Income, expenses and liabilities of the Corporation shall be allocated to each class of stock for purposes of determining the net asset value of each class as determined by or pursuant to the direction of the Board of Directors.

(ii)       Dividends may vary from class to class.

(iii)        Upon liquidation or dissolution of the Corporation, each holder of shares of a class of stock shall be entitled to receive an amount equal to the net asset value of the shares.

(iv)        Holders of each class of stock shall vote as a single class on all matters submitted to a vote of stockholders except to the extent that a class vote is required by law.

FIFTH: (a) The number of Directors of the Corporation shall initially be ten. The number may be changed by the By-Laws of the Corporation or by the Board of Directors pursuant to the By-Laws.

(b)        The name of each Director who shall act upon filing of these Articles of Incorporation is:

John F. Donahue	Edward L. Flaherty, Jr.
John T. Conroy, Jr.	Peter E. Madden
William J. Copeland	Gregor F. Meyer
James E. Dowd	Wesley W. Posvar
Lawrence D. Ellis, M.D.	Marjorie P. Smuts

SIXTH:        (a) To the extent the Corporation has funds or property legally available therefor, each shareholder shall have the right at such times as may be permitted by the Corporation, but no less frequently than as required under the 1940 Act, to require the Corporation to redeem all or any part of its shares at a redemption price equal to the net asset value per share next determined after the shares are tendered for redemption, less any applicable redemption charges as determined by the Board of Directors. The Board of Directors may adopt requirements and procedures for redemption of shares.

Notwithstanding the foregoing, the Corporation may postpone payment or deposit of the redemption price and may suspend the right of the shareholders to require the Corporation to redeem shares of any series or class pursuant to the applicable rules and regulations, or any order, of the Securities and Exchange Commission.

(b) The Corporation shall have the right, exercisable at the discretion of the Board of Directors, to redeem any shareholder's shares of any series or class for their then current net asset value per share if at such time the shareholder owns shares having an aggregate net asset value of less than $500 or such greater amount for such series or class set forth in the current registration statement of the Corporation filed with the Securities and Exchange Commission.

(c) Each share is subject to redemption by the Corporation at the redemption price computed in the manner set forth in subparagraph (a) of Article SIXTH of this Article of Incorporation at any time if the Board of Directors, in its sole discretion, determines that failure to so redeem may result in the Corporation being classified as a personal holding company as defined in the Internal Revenue Code.

SEVENTH: The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the Directors and shareholders:

(a) No shareholder shall have any pre-emptive or preferential right of subscription to any shares of any series or class whether now or hereafter authorized.

(b) The presence in person or by proxy of the holders of one-third of the shares of stock of the Corporation entitled to vote without regard to class shall constitute a quorum at any meeting of the shareholders, except with respect to any matter which by law requires the approval of one or more classes of stock, in which case the presence in person or by proxy of the holders of one-third of the shares of stock of each class entitled to vote on the matter shall constitute a quorum.

(c) In addition to its other powers explicitly or implicitly granted under these Articles of Incorporation, by law or otherwise, the Board of Directors of the Corporation (i) is expressly authorized to make, alter, amend or repeal the By-Laws of the Corporation, (ii) may from time to time determine whether, to what extent, at what times and places, and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of the shareholders, and no shareholder shall have any right to inspect any account, book or document of the Corporation except as conferred by statute or as authorized by the Board of Directors of the Corporation, (iii) is empowered to authorize, without shareholder approval, the issuance and sale from time to time of shares of stock of the Corporation whether now or hereafter authorized, and (iv) is authorized to adopt procedures for determination of and, to the extent deemed desirable by the Board of Directors, to maintain constant the net asset value of shares of the Corporation's stock.

(d) Notwithstanding any provision of law requiring a greater proportion than a majority of the votes of any or all series or classes of shares entitled to be cast to take or authorize any action, the Corporation may take or authorize any such action upon the concurrence of a majority of the aggregate number of the votes entitled to be cast thereon.

(e) The Corporation reserves the right from time to time to make any amendment of its Articles of Incorporation now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in its Articles of Incorporation, of any outstanding shares or any series or class.

(f) The Board of Directors is expressly authorized to declare and pay dividends and distributions in cash, securities or other property from surplus or any funds legally available therefor, at such intervals (which may be as frequently as daily) or on such other periodic basis, as it shall determine, for any series or class of the Corporation; to declare such dividends or distributions for any series or class of the Corporation by means of a formula or other method of determination, at meetings held less frequently than the frequency of the effectiveness of such declarations; to establish payment dates for dividends or any other distributions for any series or class of the Corporation on any basis, including dates occurring less frequently than the effectiveness of declarations thereof; and to provide for the payment of declared dividends on a date earlier or later than the specified payment date in the case of shareholders of such series or class redeeming their entire ownership of shares.

(g) Any determination made in good faith by or pursuant to the direction of the Board of Directors as to the amount of the assets, debts, obligations or liabilities of the Corporation, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating such reserves or charges, as to the use, alteration or cancellation of any reserves or charges (whether or not any debt, obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged or shall be then or thereafter required to be paid or discharged), as to the value of or the method of valuing any investment or other asset owned or held by the Corporation, as to the number of shares of any class of stock outstanding, as to the income of the Corporation or as to any other matter relating to the determination of net asset value, the declaration of dividends or the issue, sale, redemption or other acquisition of shares of the Corporation, shall be final and conclusive and shall be binding upon the Corporation and all holders of its shares, past, present and future, and shares of the Corporation are issued and sold on the condition and understanding that any and all such determinations shall be binding as aforesaid.

EIGHTH: (a) To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

(b) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with law. The Board of Directors may by by-law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

(c) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

(d) References to the Maryland General Corporation Law in these Articles of Incorporation are to that law as from time to time amended. No amendment to the charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

IN WITNESS WHEREOF, I have signed these Articles of Incorporation and acknowledge them to be my act on the tenth day of October, 1991.

/s/John W. McGonigle

JOHN W. McGONIGLE

Secretary

COMMONWEALTH OF PENNSYLVANIA)

) ss:

COUNTY OF ALLEGHENY )

I hereby certify that on October 10, 1991, before me, the subscriber, a Notary Public of the Commonwealth of Pennsylvania, in and for the County of Allegheny, personally appeared JOHN W. McGONIGLE, who acknowledged the foregoing Articles of Incorporation to be his act.

WITNESS my hand and notarial seal or stamp the day and year last written above.

(SEAL)

/s/Nancy H. Beatty

Notary Public

FIXED INCOME SECURITIES, INC.

ARTICLES SUPPLEMENTARY

FIXED INCOME SECURITIES, INC., a Maryland corporation having its principal offices in Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies:

FIRST: The Board of Directors hereby reclassifies 1,000,000,000 of the authorized by unissued shares of common stock of the Limited Term Fund as 1,000,000,000 shares of the Multi-State Municipal Income Fund.

SECOND: The shares of Common Stock reclassified hereby shall the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph (b) of the Corporation’s charter and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

THIRD: The stock has been reclassified by the board of directors under the authority contained in the charter of the Corporation.

IN WITNESS WHEREOF, Fixed Income Securities, Inc. has cause these presents to be signed in its name and on its behalf by its Vice President and witnessed by its Assistant Secretary on April 28, 1993.

The undersigned, Edward C. Gonzales, Vice President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is in made under the penalties of perjury.

FIXED INCOME SECURITIES, INC.

By: /s/ Edward C Gonzales

Edward C. Gonzales

Vice President

ATTEST:

/s/ Charles H. Field

Charles H. Field

Assistant Secretary

ARTICLES SUPPLEMENTARY

OF

FIXED INCOME SECURITIES, INC.

FIXED INCOME SECURITIES, INC., a Maryland corporation having its principal offices in Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies:

FIRST: The aggregate number of shares of Common Stock that the Corporation has authority to issue is increased by five billion (5,000,000,000) shares of which one billion (1,000,000,000) of such shares shall be classified as Investment Class of the Limited Term Fund, one billion (1,000,000,000) shares as Fortress Class of the Limited Term Fund, one billion (1,000,000,000) shares as Investment Class of the Limited Term Municipal Fund, one billion (1,000,000,000) as Fortress Class of the Limited Term Municipal Fund, and one billion (1,000,000,000) shares shall be unclassified.

SECOND: The shares of Common Stock classified hereby shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph (b) of the Corporation’s charter.

THIRD: Immediately before the increase in the aggregate number of shares as set forth in Article FIRST hereto, the Corporation was authorized to issue five billion (5,000,000,000) shares of Common Stock, all of which were of a par value of one tenth of one cent ($.001) per share having an aggregate par value of five million dollars ($5,000,000), of which one billion (1,000,000,000) shares were classified as shares of the Multi-State Municipal Income Fund.

FOURTH: As hereby increased and classified, the total number of shares of stock which the Corporation has authority to issue is ten billion (10,000,000,000) shares of Common Stock, all of which are of a par value of one tenth of one cent ($.001) per share having an aggregate par value of ten million dollars ($10,000,000), of which one billion (1,000,000,000) shares are classified as Investment Class of the Limited Term Fund, one billion (1,000,000,000) shares are classified as Fortress Class of the Limited Term Fund, one billion (1,000,000,000) shares are classified as Investment Class of the Limited Term Municipal Fund, one billion (1,000,000,000) shares are classified as Fortress Class of the Limited Term Municipal Fund, and one billion (1,000,000,000) shares are classified as shares of the Multi-State Municipal Income fund.

FIFTH: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

SIXTH: The Board of Directors of the Corporation increased the total number of shares of Common Stock the Corporation has authority to issue pursuant to Section 2-105(c) of the Maryland General Corporation Law and classified the increased shares pursuant to authority provided in the Corporation’s charter.

The undersigned President acknowledges these Articles Supplementary to be the corporate act of the Corporation and states that to the best of his knowledge, information and belief the matters and facts set forth in these Articles with respect to authorization and approval are true in all material respects and that this statement is made under the penalties of perjury.

IN WITNESS WHEREOF, Fixed Income Securities, Inc. has caused these Articles Supplementary to be signed and filed in its name and on its behalf by its President and witnessed by its Secretary on August 6, 1993.

FIXED INCOME SECURITIES, INC.

By: /s/ Richard B. Fisher

President

Witness:

/s/ John W. McGonigle

Secretary

FIXED INCOME SECURITIES, INC.

ARTICLES SUPPLEMENTARY

FIXED INCOME SECURITIES, INC., a Maryland corporation having its principal offices in Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies:

FIRST: The Board of Directors hereby reclassifies 1,000,000,000 of the authorized but unissued shares of common stock of the Corporation as 1,000,000,000 shares of Limited Maturity Government Fund.

SECOND: The shares of Common Stock reclassified hereby shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph (b) of the Corporation’s charter and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

THIRD: The stock has been reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

IN WITNESS WHEREOF, Fixed Income Securities, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on November 24, 1993.

The undersigned, Richard B. Fisher, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

ATTEST:	FIXED INCOME SECURITIES, INC.

/s/ Charles H. Field	By: /s/ Richard B. Fisher
Charles H. Field	Richard B. Fisher
Assistant Secretary	President

FIXED INCOME SECURITIES, INC.

ARTICLES SUPPLEMENTARY

FIXED INCOME SECURITIES, INC., a Maryland corporation having its principal offices in Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies:

FIRST: The Board of Directors hereby reclassifies 4,000,000,000 of the authorized but unissued shares of common stock of the Corporation of which 1,000,000,000 shares are classified as Class A of Strategic Income Fund, 1,000,000,000 shares are classified as Class C of Strategic Income Fund, 1,000,000,000 shares are classified as Fortress Class of Strategic Income Fund, and 1,000,000,000 shares are classified as Select Class of Strategic Income Fund.

SECOND: The shares of Common Stock reclassified hereby shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph (b) of the Corporation’s charter and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

THIRD: The stock has been reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

IN WITNESS WHEREOF, Fixed Income Securities, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on February 25, 1994.

The undersigned, Richard B. Fisher, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

ATTEST:	FIXED INCOME SECURITIES, INC.

/s/ Charles H. Field	By:/s/ Richard B. Fisher
Charles H. Field	Richard B. Fisher
Assistant Secretary	President

FIXED INCOME SECURITIES, INC.

ARTICLES SUPPLEMENTARY

FIXED INCOME SECURITIES, INC., a Maryland corporation having its principal offices in Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies:

FIRST: The Board of Directors hereby reclassifies 1,000,000,000 of the authorized but unissued shares of Select Class of Strategic Income Fund as unallocated, reclassifies 1,000,000,000 of the authorized shares of Limited Term Fund Investment Shares as Class A Shares and reclassifies 1,000,000,000 of the authorized shares of Limited Term Municipal Fund Investment Shares as Class A Shares.

SECOND: The shares of Common Stock reclassified hereby shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph (b) of the Corporation’s charter and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

THIRD: The stock has been reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

IN WITNESS WHEREOF, Fixed Income Securities, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on June 1, 1994.

The undersigned, Richard B. Fisher, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

ATTEST:	FIXED INCOME SECURITIES, INC.

/s/ Charles H. Field	By:/s/ Richard B. Fisher
Charles H. Field	Richard B. Fisher
Assistant Secretary	President

FIXED INCOME SECURITIES, INC.

ARTICLES SUPPLEMENTARY

FIXED INCOME SECURITIES, INC., a Maryland corporation having its principal offices in Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies:

FIRST: The Board of Directors hereby reclassifies the 1,000,000,000 of Select Class of Limited Maturity Government Fund as authorized but unissued shares of the Corporation.

SECOND: The shares of Common Stock reclassified hereby shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph (b) of the Corporation’s charter and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

THIRD: The stock has been reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

IN WITNESS WHEREOF, Fixed Income Securities, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on December 23, 1994.

The undersigned, Richard B. Fisher, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

ATTEST:	FIXED INCOME SECURITIES, INC.

/s/ Charles H. Field	By:/s/ Richard B. Fisher
Charles H. Field	Richard B. Fisher
Assistant Secretary	President

FIXED INCOME SECURITIES, INC.

ARTICLES SUPPLEMENTARY

FIXED INCOME SECURITIES, INC., a Maryland corporation having its principal offices in Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies:

FIRST: The Board of Directors hereby reclassifies the 1,000,000,000 shares of Multi-State Municipal Income Fund as authorized but unissued shares of the Corporation.

SECOND: The shares of Common Stock reclassified hereby shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph (b) of the Corporation’s charter and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

THIRD: The stock has been reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

IN WITNESS WHEREOF, Fixed Income Securities, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on March 30, 1995.

The undersigned, Richard B. Fisher, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

ATTEST:	FIXED INCOME SECURITIES, INC.

/s/ Charles H. Field	By:/s/ Richard B. Fisher
Charles H. Field	Richard B. Fisher
Assistant Secretary	President

FIXED INCOME SECURITIES, INC.

ARTICLES SUPPLEMENTARY

FIXED INCOME SECURITIES, INC., a Maryland corporation having its principal offices in Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies:

FIRST: The Board of Directors hereby reclassifies 1,000,000,000 of the authorized but unissued shares of the Corporation as 1,000,000,000 shares of Class B shares of Strategic Income Fund.

SECOND: The shares of Common Stock reclassified hereby shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph (b) of the Corporation’s charter and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

THIRD: The stock has been reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

IN WITNESS WHEREOF, Fixed Income Securities, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on May 22, 1995.

The undersigned, Richard B. Fisher, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

ATTEST:	FIXED INCOME SECURITIES, INC.

/s/ Charles H. Field	By:/s/ Richard B. Fisher
Charles H. Field	Richard B. Fisher
Assistant Secretary	President

FIXED INCOME SECURITIES, INC.

ARTICLES OF AMENDMENT

FIXED INCOME SECURITIES, INC., a Maryland corporation having post office addresses in the City of Pittsburgh, Pennsylvania and the City of Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

WHEREAS, the Corporation desires to change the names of each of its portfolios by adding the word “Federated” and to change the names of its Fortress Shares to Class F Shares, the following actions are hereby taken:

FIRST: The Board of Directors, in accordance with the authority granted under subparagraph (e) of paragraph SEVENTH of the Corporation’s Articles of Incorporation, dated October 10, 1991, hereby redesignates the classes of authorized shares of common stock of the Corporation as:

Federated Limited Term Municipal Fund Class A Shares

Federated Limited Term Municipal Fund Class F Shares

Federated Limited Term Fund Class A Shares

Federated Limited Term Fund Class F Shares

Federated Strategic Income Fund Class A Shares

Federated Strategic Income Fund Class B Shares

Federated Strategic Income Fund Class C Shares

Federated Strategic Income Fund Class F Shares

SECOND: The foregoing amendment to the charter of the Corporation was approved by a majority of the entire Board of Directors of the Corporation; the charter amendment is limited to a change expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by stockholders; and the Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended.

THIRD: These Articles of Amendment will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, Fixed Income Securities, Inc. has caused these presents to be signed in its name and on its behalf by its Executive Vice President and witnessed by its Assistant Secretary on January 31, 1996.

The undersigned, J. Christopher Donahue, Executive Vice President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles of Amendment to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

ATTEST	FIXED INCOME SECURITIES, INC.

/s/ Charles H. Field	/s/ J. Christopher Donahue
Charles H. Field	J. Christopher Donahue
Assistant Secretary	Executive Vice President

FIXED INCOME SECURITIES, INC.

CERTIFICATE OF CORRECTION

Fixed Income Securities, Inc., a Maryland corporation, having its principal office in Maryland in the City of Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The title of the document being corrected is “Articles Supplementary.”

SECOND: The only party to the document being corrected is Fixed Income Securities, Inc.

THIRD: The document being corrected was filed with the State Department of Assessments and Taxation on June 1, 1995.

FOURTH: (1) Article SECOND in the document as previously filed reads as follows:

SECOND:       The shares of Common Stock reclassified hereby shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph (b) of the Corporation’s charter and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

(2)       Article SECOND in the document as corrected reads as follows:

SECOND:       The shares of common stock reclassified hereby shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph (b) of the Corporation’s charter and shall be subject to all provisions of the charter relating to stock of the Corporation generally and to the following:

At such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder, and applicable rules and regulations of the National Association of Securities Dealers, Inc., and reflected in the pertinent registration statement of the Corporation, Class B Shares Strategic Income Fund of the Corporation may be automatically converted into Class A Shares of Strategic Income Fund of the Corporation based on the relative net asset values of such classes at the time of the conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) and reflected in the pertinent registration statement of the Corporation as aforesaid.

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its Executive Vice President and witnessed by its Assistant Secretary on this 28th day of February, 1997.

The undersigned Executive Vice President acknowledges this Certificate of Correction to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath the undersigned Executive Vice President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

WITNESSED	FIXED INCOME SECURITIES, INC.

/s/ S. Elliott Cohan	By:/s/ J. Christopher Donahue
S. Elliott Cohan	J. Christopher Donahue
Assistant Secretary	Executive Vice President

FIXED INCOME SECURITIES, INC.

CERTIFICATE OF CORRECTION

Fixed Income Securities, Inc., a Maryland corporation, having its principal office in Maryland in the City of Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The title of the document being corrected is “Articles Supplementary.”

SECOND: The only party to the document being corrected is Fixed Income Securities, Inc.

THIRD: The document being corrected was filed with the State Department of Assessments and Taxation on June 7, 1993.

FOURTH: (1) Article FIRST in the document previously filed read as follows:

FIRST:       The Board of Directors hereby reclassifies 1,000,000,000 of the authorized by unissued shares of common stock of the Limited Term Fund as 1,000,000,000 shares of the Multi-State Municipal Income Fund.

(2)       Article FIRST in the document as corrected reads as follows:

FIRST:       The Board of Directors hereby reclassifies 1,000,000,000 of the authorized but unissued shares of common stock of the Corporation as 1,000,000,000 shares of the Multi-State Municipal Income Fund.

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its Executive Vice President and witness by its Assistant Secretary on this 28th day of February, 1997.

The undersigned Executive Vice President acknowledges this Certificate of Correction to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath the undersigned Executive Vice President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

WITNESS:	FIXED INCOME SECURITIES, INC.

/s/ S. Elliott Cohan	By: /s/ J. Christopher Donahue
S. Elliott Cohan	J. Christopher Donahue
Assistant Secretary	Executive Vice President

FIXED INCOME SECURITIES, INC.

CERTIFICATE OF CORRECTION

Fixed Income Securities, Inc., a Maryland corporation, having its principal office in Maryland in the City of Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The title of the document being corrected is “Articles Supplementary.”

SECOND: The only party to the document being corrected is Fixed Income Securities, Inc.

THIRD: The document being corrected was filed with the State Department of Assessments and Taxation on February 10, 1995.

FOURTH: (1) Article FIRST in the document previously filed read as follows:

FIRST:       The Board of Directors hereby reclassifies 1,000,000,000 of Select Class of Limited Maturity Government Fund as authorized but unissued shares of the Corporation.

(2)       Article FIRST in the document as corrected reads as follows:

FIRST:       The Board of Directors hereby reclassifies 1,000,000,000 of Limited Maturity Government Fund as authorized but unissued shares of the Corporation.

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its Executive Vice President and witness by its Assistant Secretary on this 28th day of February, 1997.

The undersigned Executive Vice President acknowledges this Certificate of Correction to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath the undersigned Executive Vice President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

WITNESS:	FIXED INCOME SECURITIES, INC.

/s/ S. Elliott Cohan	By: /s/ J. Christopher Donahue
S. Elliott Cohan	J. Christopher Donahue
Assistant Secretary	Executive Vice President

FIXED INCOME SECURITIES, INC.

ARTICLES OF AMENDMENT

FIXED INCOME SECURITIES, INC., a Maryland corporation (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation that:

FIRST:       In order to confirm the names of each of the Corporation’s classes of authorized shares, the charter of the Corporation is amended so that the names of the classes of authorized shares of common stock of the Corporation as follows:

Federated Limited Term Fund Class A Shares

Federated Limited Term Fund Class F Shares

Federated Limited Term Municipal Fund Class A Shares

Federated Limited Term Municipal Fund Class F Shares

Federated Strategic Income Fund Class A Shares

Federated Strategic Income Fund Class B Shares

Federated Strategic Income Fund Class C Shares

Federated Strategic Income Fund Class F Shares

SECOND:       The foregoing amendment to the charter of the Corporation was approved by a majority of the entire Board of Directors of the Corporation; the charter amendment is limited to a change expressly permitted by Section 2-604 of the Maryland General Corporation Law to be made without action by stockholders; and the Company is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

IN WITNESS WHEREOF, Fixed Income Securities, Inc. has caused these Articles of Amendment to be signed in its name and on its behalf as of May 27, 1997, by its duly authorized officers, who acknowledge that these Articles of Amendment are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles are true in all material respects, and that this statement is made under the penalties of perjury.

WITNESS:	FIXED INCOME SECURITIES, INC.

/s/ S. Elliott Cohan	By: /s/ J. Christopher Donahue
S. Elliott Cohan	J. Christopher Donahue
Assistant Secretary	Executive Vice President

FIXED INCOME SECURITIES, INC.

ARTICLES SUPPLEMENTARY

FIXED INCOME SECURITIES, INC., a Maryland corporation (the “Corporation”) hereby certifies that:

FIRST:       The Corporation is authorized to issue 10,000,000,000 shares of common stock, par value $0.001 per share, with an aggregate par value of $10,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND:       The Board of Directors of the Corporation hereby reclassifies all of the authorized but unissued shares of common stock of the Corporation such that the authorized common stock of the Corporation is classified as follows:

Class	Number of Shares

Federated Limited Term Fund Class A Shares	1,000,000,000
Federated Limited Term Fund Class F Shares	1,000,000,000
Federated Limited Term Municipal Fund Class A Shares	1,000,000,000
Federated Limited Term Municipal Fund Class F Shares	1,000,000,000
Federated Strategic Income Fund Class A Shares	1,000,000,000
Federated Strategic Income Fund Class B Shares	2,000,000,000
Federated Strategic Income Fund Class C Shares	1,000,000,000
Federated Strategic Income Fund Class F Shares	1,000,000,000

Authorized but unclassified shares of common stock	1,000,000,000

TOTAL SHARES	10,000,000,000

THIRD:       The shares of common stock reclassified hereby shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH Section (b) of the Corporation’s charter and shall be subject to all provisions of the charter relating to stock of the Corporation generally and to the following:

At such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder, and applicable rules and regulations of the National Association of Securities Dealers, Inc., and reflected in the pertinent registration statement of the Corporation, Federated Strategic Income Fund Class B Shares of the Corporation may be automatically converted into Federated Strategic Income Fund Class A Shares of the Corporation based on the relative net asset values of such classes at the time of the conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) and reflected in the pertinent registration statement of the Corporation as aforesaid.

FOURTH:        The stock of the Corporation has been reclassified by the Board of Directors pursuant to authority contained in the charter of the Corporation.

IN WITNESS WHEREOF, Fixed Income Securities, Inc. has caused these presents to be signed in its name and on its behalf as of May 27, 1997, by its duly authorized officers, who acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles are true in all material respects, and that this statement is made under the penalties of perjury.

WITNESS:	FIXED INCOME SECURITIES, INC.

/s/ S. Elliott Cohan	By: /s/ J. Christopher Donahue
S. Elliott Cohan	J. Christopher Donahue
Assistant Secretary	Executive Vice President

FIXED INCOME SECURITIES, INC.

ARTICLES OF AMENDMENT

FIXED INCOME SECURITIES, INC., a Maryland corporation (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation that:

FIRST: The charter of the Corporation is amended to change the name of the Corporation by amending Article First of the Articles of Incorporation to read:

FIRST: The name of the corporation is Federated Fixed Income Securities, Inc.

SECOND: The foregoing amendment to the charter of the Corporation was approved by a majority of the entire Board of Directors of the Corporation; the charter amendment is limited to a change expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by stockholders.

THIRD: The effective date of the foregoing amendment is February 1, 2000.

IN WITNESS WHEREOF, Fixed Income Securities, Inc. has caused these Articles of Amendment to be signed in its name and on its behalf as of November 30, 1999, by its duly authorized officers, who acknowledge that these Articles of Amendment are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth therein relating to the authorization and approval of these Articles are true in all material respects, and that this statement is made under the penalties of perjury.

WITNESS:	FIXED INCOME SECURITIES, INC.

/s/ C. Grant Anderson	By: /s/ J. Christopher Donahue
C. Grant Anderson	J. Christopher Donahue
Assistant Secretary	Executive Vice President

FIXED INCOME SECURITIES, INC.

ARTICLES OF AMENDMENT

FIXED INCOME SECURITIES, INC., a Maryland corporation (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation that:

FIRST: The charter of the Corporation is amended by inserting, at the end of paragraph SEVENTH, new subparagraphs (h) and (i), to read:

“(h) To the extent permitted under Maryland law, without the vote of the shares of any class of stock of the Corporation then outstanding, the Corporation may, upon approval of a majority of the Board of Directors, sell and convert into money all the assets of any class or series of the Corporation. Upon making provision for the payment of all outstanding obligation, taxes and other liabilities, accrued or contingent, belonging to the Corporation, or any class or series thereof, the Directors shall distribute the remaining assets of the Corporation ratably among the holders of the outstanding shares of the Corporation, or any affected class or series thereof.

“(i) The Board of Directors may redesignate a class of stock whether or not shares of such class are issued and outstanding, provided that such redesignation does not affect the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such class of stock.”

SECOND: The foregoing amendments to the charter of the Corporation were approved by the Board of Directors of the Corporation; and have been duly approved by the shareholders of the Corporation at a special meeting of the shareholders held on November 30, 1999.

IN WITNESS WHEREOF, Fixed Income Securities, Inc. has caused these Articles of Amendment to be signed in its name and on its behalf as of January 13, 2000, by its duly authorized officers, who acknowledge that these Articles of Amendment are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth therein relating to the authorization and approval of these Articles are true in all material respects, and that this statement is made under the penalties of perjury.

WITNESS:	FIXED INCOME SECURITIES, INC.

/s/ C. Grant Anderson	By: /s/ J. Christopher Donahue
C. Grant Anderson	J. Christopher Donahue
Assistant Secretary	Executive Vice President

FEDERATED FIXED INCOME SECURITIES, INC.

ARTICLES SUPPLEMENTARY

FEDERATED FIXED INCOME SECURITIES, INC., a Maryland corporation (the “Corporation”) hereby certifies that:

FIRST:       The Corporation is authorized to issue 10,000,000,000 shares of common stock, par value $0.001 per share, with an aggregate par value of $10,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND:       The Board of Directors of the Corporation hereby reclassifies all of the authorized but unissued shares of common stock of the Corporation such that the authorized common stock of the Corporation is classified as follows:

Class	Number of Shares

Federated Limited Term Fund Class A Shares	1,000,000,000
Federated Limited Term Fund Class F Shares	1,000,000,000
Federated Limited Term Municipal Fund Class A Shares	1,000,000,000
Federated Limited Term Municipal Fund Class F Shares	1,000,000,000
Federated Strategic Income Fund Class A Shares	1,000,000,000
Federated Strategic Income Fund Class B Shares	2,000,000,000
Federated Strategic Income Fund Class C Shares	1,000,000,000
Federated Strategic Income Fund Class F Shares	1,000,000,000

Federated Municipal Ultrashort Fund Institutional Shares	500,000,000
Federated Municipal Ultrashort Fund Institutional Service Shares	500,000,000

TOTAL SHARES	10,000,000,000

THIRD:       The shares of common stock reclassified hereby shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH Section (b) of the Corporation’s charter and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

FOURTH:        The stock of the Corporation has been reclassified by the Board of Directors pursuant to authority contained in the charter of the Corporation.

IN WITNESS WHEREOF, Federated Fixed Income Securities, Inc. has caused these presents to be signed in its name and on its behalf as of October 13, 2000, by its duly authorized officers, who acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles are true in all material respects, and that this statement is made under the penalties of perjury.

WITNESS:	FEDERATED FIXED INCOME SECURITIES, INC.

/s/ Leslie K. Ross	By: /s/ J. Christopher Donahue
Leslie K. Ross	J. Christopher Donahue
Assistant Secretary	Vice President

FEDERATED FIXED INCOME SECURITIES, INC.

ARTICLES OF AMENDMENT

FEDERATED FIXED INCOME SECURITIES, INC., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (the “Corporation”), certifies to the Maryland State Department of Assessments and Taxation that:

FIRST: The Corporation hereby renames all of the shares of Federated Municipal Ultrashort Fund Institutional Service Shares as follows:

Old Name	New Name

Federated Municipal Ultrashort Fund	Federated Municipal Ultrashort Fund
Institutional Service Shares	Class A Shares

SECOND: The foregoing amendment to the Charter of the Corporation was approved by a majority of the entire Board of Directors of the corporation; the Charter amendment is limited to a change expressly permitted by Section 2.605 of the Maryland General Corporate Law to be made without action by stockholders; and the Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended.

THIRD: These Articles of Amendment shall become effective immediately upon the filing of these Articles.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and its behalf by its President and attested by its Assistant Secretary, as of the 23rd day of September, 2005.

The undersigned, J. Christopher Donahue, President of the Corporation, hereby acknowledges tin the name and on behalf of the Corporation that the foregoing Articles of Amendment are the act of the Corporation and that to the best of this knowledge, information, and belief, all matters and facts relating to the authorization and approval of these Articles of Amendment are true in all material respects, and that this statement is made under penalties of perjury.

FEDERATED FIXED INCOME SECURITIES, INC;

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

ATTEST:

/s/ Andrew P. Cross

Name: Andrew P. Cross

Title: Assistant Secretary

FEDERATED FIXED INCOME SECURITIES, INC.

ARTICLES OF AMENDMENT

Federated Fixed Income Securities, Inc., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (the “Corporation”), certifies to the Maryland State Department of Assessments and Taxation (the “MSDAT”) that:

FIRST:        The Charter of the Corporation is amended by reducing the number of Corporation’s Federated Municipal Ultrashort Fund Institutional Shares and Federated Municipal Ultrashort Fund Class A Shares through a one to five (1:5) reverse split ratio for stockholders of record at the time of filing of these Articles of Amendment with MSDAT.

SECOND:       Effective as of September 26, 2005:

a)       The Corporation shall effect a five for one reverse stock split (the “Stock Split”) for all of the Corporation’s Federated Municipal Ultrashort Fund Institutional Shares (“Old FMUFIS Shares”) and Class A Shares (“Old FMUFA Shares”), and, in order to effectuate the Stock Split, (i) each Old FMUFIS Share shall be changed and reclassified into .20 Federated Municipal Ultrashort Institutional Shares (“New FMUFIS Shares”) resulting in a decrease from 141,247,653.752 Old FMUFIS Shares to 28,249,530.7504 New FMUFIS Shares, (ii) each Old FMUFA Share shall be changed and reclassified into .20 Federated Municipal Ultrashort Class A Shares (“New FMUFA Shares”) resulting in a decrease from 115,442,191.772 Old FMUFA Shares to 23,088,438,3546 New FMUFA Shares and (iii) each Old FMUFIS Share and Old FMUFA Share issued and then outstanding as of the date of the Articles of Amendment (the “Effective Date”) shall be converted into .20 New FMUFIS Shares and .20 New FMUFA Shares, respectively.

b)       That as of the Effective Date, all issued and outstanding Old FMUFIS Shares and Old FMUFA Shares shall automatically, without any action on the part of the holder thereof, be converted into New FMUFIS Shares and New FMUFA Shares, respectively, and all rights with respect to Old FMUFIS Shares and Old FMUFA Shares shall terminate, and the stock ledger and books and records of the Corporation shall be adjusted to reflect the foregoing change.

THIRD:       The foregoing amendment to the Charter of the Corporation was approved by a majority of the entire Board of Directors of the Corporation; the Charter amendment is limited to a change expressly permitted by Section 2.309 of the Maryland General Corporation Law to be made without action by stockholders; and the Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended.

FOURTH:       This amendment does not increase the authorized capital stock of the Corporation and does not amend the description of any class of stock as set forth in the Charter.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President and attested by its Assistant Secretary, as of the 23rd day of September, 2005.

The undersigned, J. Christopher Donahue, President of the Corporation, hereby acknowledges tin the name and on behalf of the Corporation that the foregoing Articles of Amendment are the act of the Corporation and that to the best of this knowledge, information, and belief, all matters and facts relating to the authorization and approval of these Articles of Amendment are true in all material respects, and that this statement is made under penalties of perjury.

ATTEST:	FEDERATED FIXED INCOME SECURITIES, INC;

/s/ Andrew P. Cross	By: /s/ J. Christopher Donahue
Name: Andrew P. Cross	Name: J. Christopher Donahue
Title: Assistant Secretary	Title: President

FEDERATED FIXED INCOME SECURITIES, INC.

ARTICLES SUPPLEMENTARY

Federated Fixed Income Securities, Inc., a Maryland corporation having its principal office in the City of Baltimore, Maryland and a registered open-end Company under the Investment Company Act of 1940 (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:       The Corporation is authorized to issue ten billion (10,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($.001) per share, with an aggregate par value of $10,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND:       The Board of Directors of the Corporation hereby reclassifies (i) 1,000,000,000 shares of the authorized and issued shares of Federated Limited Term Municipal Fund Class A Shares, (ii) 1,000,000,000 of the authorized and issued shares of Federated Limited Term Municipal Fund Class F Shares into authorized but unissued shares.

THIRD:       Immediately before the reclassification of shares as set forth in Article SECOND hereto, the Corporation was authorized to issue ten billion (10,000,000,000) shares of common stock, all of which were of a par value of one tenth of one cent ($.001) per share having an aggregate par value of ten million dollars ($10,000,000) which were classified as follows:

Class	Number of Shares

Federated Limited Term Fund	1,000,000,000
Class A Shares

Federated Limited Term Fund	1,000,000,000
Class F Shares

Federated Limited Term Municipal Fund	1,000,000,000
Class A Shares

Federated Limited Term Municipal Fund	1,000,000,000
Class F Shares

Federated Strategic Income Fund	1,000,000,000
Class A Shares

Federated Strategic Income Fund	2,000,000,000
Class B Shares

Federated Strategic Income Fund	1,000,000,000
Class C Shares
Federated Strategic Income Fund	1,000,000,000
Class F Shares

Federated Municipal Ultrashort Fund	500,000,000
Institutional Shares

Federated Municipal Ultrashort Fund	500,000,000
Class A Shares

Following the aforesaid reclassification of shares as set forth in Article SECOND hereto, the Corporation will have the following authorized capital be authorized to issue ten billion (10,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($.001) per share, with an aggregate par value of $10,000,000 classified as follows:

Class	Number of Shares

Federated Limited Term Fund	1,000,000,000
Class A Shares

Federated Limited Term Fund	1,000,000,000
Class F Shares

Federated Strategic Income Fund	1,000,000,000
Class A Shares

Federated Strategic Income Fund	2,000,000,000
Class B Shares

Federated Strategic Income Fund	1,000,000,000
Class C Shares

Federated Strategic Income Fund	1,000,000,000
Class F Shares

Federated Municipal Ultrashort Fund	500,000,000
Institutional Shares

Federated Municipal Ultrashort Fund	500,000,000
Class A Shares

FOURTH:       The shares of common stock of the Corporation reclassified hereby shall be subject to all of the provisions of the Corporation’s Charter relating to shares of stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in Article FOURTH, paragraph (b) of the Articles of Incorporation of the Corporation and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

FIFTH: The stock has been reclassified by the Board of Directors under the authority contained in the Charter of the Corporation.

SIXTH: These Articles Supplementary will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and Assistant Secretary on February 2, 2007. The undersigned President and Assistant Secretary acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles of Supplementary are true in all material respects and that this statement is made under the penalties of perjury.

WITNESS	FEDERATED FIXED INCOME SECURITIES, INC.

/s/ George F. Magera	/s/ J. Christopher Donahue
George F. Magera	J. Christopher Donahue
Assistant Secretary	President

FEDERATED FIXED INCOME SECURITIES, INC.

ARTICLES SUPPLEMENTARY

Federated Fixed Income Securities, Inc., a Maryland corporation having its principal office in the City of Baltimore, Maryland and a registered open-end Company under the Investment Company Act of 1940 (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:       The Corporation is authorized to issue ten billion (10,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($.001) per share, with an aggregate par value of $10,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND:       The Board of Directors of the Corporation hereby reclassifies (i) 1,000,000,000 shares of the authorized and unissued shares of the unclassified shares of the Corporation into Federated Strategic Income Fund Institutional Shares.

THIRD:       Immediately before the reclassification of shares as set forth in Article SECOND hereto, the Corporation was authorized to issue ten billion (10,000,000,000) shares of common stock, all of which were of a par value of one tenth of one cent ($.001) per share having an aggregate par value of ten million dollars ($10,000,000) which were classified as follows:

Class	Number of Shares

Federated Limited Term Fund	1,000,000,000
Class A Shares
Federated Limited Term Fund	1,000,000,000
Class F Shares
Federated Strategic Income Fund	1,000,000,000
Class A Shares
Federated Strategic Income Fund	2,000,000,000
Class B Shares
Federated Strategic Income Fund	1,000,000,000
Class C Shares
Federated Strategic Income Fund	1,000,000,000
Class F Shares
Federated Municipal Ultrashort Fund	500,000,000
Institutional Shares
Federated Municipal Ultrashort Fund	500,000,000
Class A Shares
Unclassified Shares	2,000,000,000

Following the aforesaid reclassification of shares as set forth in Article SECOND hereto, the Corporation will have the following authorized capital be authorized to issue ten billion (10,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($.001) per share, with an aggregate par value of $10,000,000 classified as follows:

Class	Number of Shares

Federated Limited Term Fund	1,000,000,000
Class A Shares
Federated Limited Term Fund	1,000,000,000
Class F Shares
Federated Strategic Income Fund	1,000,000,000
Class A Shares
Federated Strategic Income Fund	2,000,000,000
Class B Shares
Federated Strategic Income Fund	1,000,000,000
Class C Shares
Federated Strategic Income Fund	1,000,000,000
Class F Shares
Federated Strategic Income Fund	1,000,000,000
Institutional Shares
Federated Municipal Ultrashort Fund	500,000,000
Institutional Shares
Federated Municipal Ultrashort Fund	500,000,000
Class A Shares

Unclassified Shares	1,000,000,000

FOURTH:       The shares of common stock of the Corporation reclassified hereby shall be subject to all of the provisions of the Corporation’s Charter relating to shares of stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in Article FOURTH, paragraph (b) of the Articles of Incorporation of the Corporation and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

FIFTH: The stock has been reclassified by the Board of Directors under the authority contained in the Charter of the Corporation.

SIXTH: These Articles Supplementary will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and Assistant Secretary on October 19, 2007. The undersigned President and Assistant Secretary acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles of Supplementary are true in all material respects and that this statement is made under the penalties of perjury.

WITNESS	FEDERATED FIXED INCOME SECURITIES, INC.
/s/ Andrew P. Cross	/s/ J. Christopher Donahue
Andrew P. Cross	J. Christopher Donahue
Assistant Secretary	President

FEDERATED FIXED INCOME SECURITIES, INC.

ARTICLES SUPPLEMENTARY

Federated Fixed Income Securities, Inc., a Maryland corporation having its principal office in the City of Baltimore, Maryland and a registered open-end Company under the Investment Company Act of 1940 (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:       The Corporation is authorized to issue ten billion (10,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($.001) per share, with an aggregate par value of $10,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND:       The Board of Directors of the Corporation hereby reclassifies (i) 1,000,000,000 shares of the authorized and unissued shares of the unclassified shares of the Corporation into Federated Strategic Income Fund R6 Shares.

THIRD:       Immediately before the reclassification of shares as set forth in Article SECOND hereto, the Corporation was authorized to issue ten billion (10,000,000,000) shares of common stock, all of which were of a par value of one tenth of one cent ($.001) per share having an aggregate par value of ten million dollars ($10,000,000) which were classified as follows:

Class	Number of Shares

Federated Strategic Income Fund	1,000,000,000
Class A Shares
Federated Strategic Income Fund	2,000,000,000
Class B Shares
Federated Strategic Income Fund	1,000,000,000
Class C Shares
Federated Strategic Income Fund	1,000,000,000
Class F Shares
Federated Strategic Income Fund	1,000,000,000
Institutional Shares
Federated Municipal Ultrashort Fund	500,000,000
Institutional Shares
Federated Municipal Ultrashort Fund	500,000,000
Class A Shares

Unclassified Shares	3,000,000,000

Following the aforesaid reclassification of shares as set forth in Article SECOND hereto, the Corporation will have the following authorized capital be authorized to issue ten billion (10,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($.001) per share, with an aggregate par value of $10,000,000 classified as follows:

Class	Number of Shares

Federated Strategic Income Fund	1,000,000,000
Class A Shares
Federated Strategic Income Fund	2,000,000,000
Class B Shares
Federated Strategic Income Fund	1,000,000,000
Class C Shares
Federated Strategic Income Fund	1,000,000,000
Class F Shares
Federated Strategic Income Fund	1,000,000,000
Institutional Shares
Federated Strategic Income Fund	1,000,000,000
R6 Shares
Federated Municipal Ultrashort Fund	500,000,000
Institutional Shares
Federated Municipal Ultrashort Fund	500,000,000
Class A Shares

Unclassified Shares	2,000,000,000

FOURTH:       The shares of common stock of the Corporation reclassified hereby shall be subject to all of the provisions of the Corporation’s Charter relating to shares of stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in Article FOURTH, paragraph (b) of the Articles of Incorporation of the Corporation and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

FIFTH: The stock has been reclassified by the Board of Directors under the authority contained in the Charter of the Corporation.

SIXTH: These Articles Supplementary will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and Assistant Secretary on November 17, 2016. The undersigned President and Assistant Secretary acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles of Supplementary are true in all material respects and that this statement is made under the penalties of perjury.

WITNESS	FEDERATED FIXED INCOME SECURITIES, INC.

/s/ George F. Magera	/s/ J. Christopher Donahue
George F. Magera	J. Christopher Donahue
Assistant Secretary	President

FEDERATED FIXED INCOME SECURITIES, INC.

ARTICLES SUPPLEMENTARY

Federated Fixed Income Securities, Inc., a Maryland corporation having its principal office in the City of Baltimore, Maryland and a registered open-end Company under the Investment Company Act of 1940 (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:       The Corporation is authorized to issue ten billion (10,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($.001) per share, with an aggregate par value of $10,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND:       The Board of Directors of the Corporation hereby classifies (i) 1,000,000,000 shares of the authorized and unissued shares of the unclassified shares of the Corporation into Federated Strategic Income Fund Class T Shares.

THIRD:       Immediately before the classification of shares as set forth in Article SECOND hereto, the Corporation was authorized to issue ten billion (10,000,000,000) shares of common stock, all of which were of a par value of one tenth of one cent ($.001) per share having an aggregate par value of ten million dollars ($10,000,000) which were classified as follows:

Class	Number of Shares

Federated Strategic Income Fund	1,000,000,000
Class A Shares
Federated Strategic Income Fund	2,000,000,000
Class B Shares
Federated Strategic Income Fund	1,000,000,000
Class C Shares
Federated Strategic Income Fund	1,000,000,000
Class F Shares
Federated Strategic Income Fund	1,000,000,000
Institutional Shares
Federated Strategic Income Fund	1,000,000,000
R6 Shares
Federated Municipal Ultrashort Fund	500,000,000
Institutional Shares
Federated Municipal Ultrashort Fund	500,000,000
Class A Shares

Unclassified Shares	2,000,000,000

Following the aforesaid classification of shares as set forth in Article SECOND hereto, the Corporation will have the following authorized capital be authorized to issue ten billion (10,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($.001) per share, with an aggregate par value of $10,000,000 classified as follows:

Class	Number of Shares

Federated Strategic Income Fund	1,000,000,000
Class A Shares
Federated Strategic Income Fund	2,000,000,000
Class B Shares
Federated Strategic Income Fund	1,000,000,000
Class C Shares
Federated Strategic Income Fund	1,000,000,000
Class F Shares
Federated Strategic Income Fund	1,000,000,000
Institutional Shares
Federated Strategic Income Fund	1,000,000,000
R6 Shares
Federated Strategic Income Fund	1,000,000,000
Class T Shares
Federated Municipal Ultrashort Fund	500,000,000
Institutional Shares
Federated Municipal Ultrashort Fund	500,000,000
Class A Shares

Unclassified Shares	1,000,000,000

FOURTH:       The shares of common stock of the Corporation classified hereby shall be subject to all of the provisions of the Corporation’s Charter relating to shares of stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in Article FOURTH, paragraph (b) of the Articles of Incorporation of the Corporation and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

FIFTH: The stock has been classified by the Board of Directors under the authority contained in the Charter of the Corporation.

SIXTH: These Articles Supplementary will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and Assistant Secretary on February 22, 2017. The undersigned President and Assistant Secretary acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles of Supplementary are true in all material respects and that this statement is made under the penalties of perjury.

WITNESS	FEDERATED FIXED INCOME SECURITIES, INC.

/s/ George F. Magera	/s/ J. Christopher Donahue
George F. Magera	J. Christopher Donahue
Assistant Secretary	President

FEDERATED FIXED INCOME SECURITIES, INC.

ARTICLES SUPPLEMENTARY

Federated Fixed Income Securities, Inc., a Maryland corporation having its principal office in the City of Baltimore, Maryland and a registered open-end Company under the Investment Company Act of 1940 (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:       The Corporation is authorized to issue ten billion (10,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($.001) per share, with an aggregate par value of $10,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND:       The Board of Directors of the Corporation hereby classifies

(i) 500,000,000 shares of the authorized and unissued shares of the unclassified shares of the Corporation into Federated Municipal Ultrashort Fund Class R6 Shares.

THIRD:       Immediately before the classification of shares as set forth in Article SECOND hereto, the Corporation was authorized to issue ten billion (10,000,000,000) shares of common stock, all of which were of a par value of one tenth of one cent ($.001) per share having an aggregate par value of ten million dollars ($10,000,000) which were classified as follows:

Class	Number of Shares

Federated Strategic Income Fund	1,000,000,000
Class A Shares
Federated Strategic Income Fund	2,000,000,000
Class B Shares
Federated Strategic Income Fund	1,000,000,000
Class C Shares
Federated Strategic Income Fund	1,000,000,000
Class F Shares
Federated Strategic Income Fund	1,000,000,000
Institutional Shares
Federated Strategic Income Fund	1,000,000,000
R6 Shares
Federated Municipal Ultrashort Fund	500,000,000
Institutional Shares
Federated Municipal Ultrashort Fund	500,000,000
Class A Shares

Unclassified Shares	1,000,000,000

Following the aforesaid classification of shares as set forth in Article SECOND hereto, the Corporation will have the following authorized capital:

Class	Number of Shares

Federated Strategic Income Fund	1,000,000,000
Class A Shares
Federated Strategic Income Fund	2,000,000,000
Class B Shares
Federated Strategic Income Fund	1,000,000,000
Class C Shares
Federated Strategic Income Fund	1,000,000,000
Class F Shares
Federated Strategic Income Fund	1,000,000,000
Institutional Shares
Federated Strategic Income Fund	1,000,000,000
R6 Shares
Federated Strategic Income Fund	1,000,000,000
Class T Shares
Federated Municipal Ultrashort Fund	500,000,000
Institutional Shares
Federated Municipal Ultrashort Fund	500,000,000
Class A Shares
Federated Municipal Ultrashort Fund	500,000,000
Class R6 Shares

Unclassified Shares	500,000,000

FOURTH:       The shares of common stock of the Corporation classified hereby shall be subject to all of the provisions of the Corporation’s Charter relating to shares of stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in Article FOURTH, paragraph (b) of the Articles of Incorporation of the Corporation and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

FIFTH: The stock has been classified by the Board of Directors under the authority contained in the Charter of the Corporation.

SIXTH: These Articles Supplementary will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and Assistant Secretary on March 1, 2019. The undersigned President and Assistant Secretary acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles of Supplementary are true in all material respects and that this statement is made under the penalties of perjury.

WITNESS	FEDERATED FIXED INCOME SECURITIES, INC.

/s/ George F. Magera	/s/ J. Christopher Donahue
George F. Magera	J. Christopher Donahue
Assistant Secretary	President

FEDERATED HERMES FIXED INCOME SECURITIES, INC.

ARTICLES OF AMENDMENT

FEDERATED FIXED INCOME SECURITIES, INC., a Maryland corporation (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation that:

FIRST: The charter of the Corporation is amended to change the name of the Corporation by amending Article First of the Articles of Incorporation to read:

FIRST: The name of the corporation is Federated Hermes Fixed Income Securities, Inc.

SECOND: The foregoing amendment to the charter of the Corporation was approved by a majority of the entire Board of Directors of the Corporation; the charter amendment is limited to a change expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by stockholders.

THIRD: These Articles of Amendment will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, Federated Hermes Fixed Income Securities, Inc. has caused these Articles of Amendment to be signed in its name and on its behalf as of

June 18, 2020, by its duly authorized officers, who acknowledge that these Articles of Amendment are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth therein relating to the authorization and approval of these Articles are true in all material respects, and that this statement is made under the penalties of perjury.

WITNESS	FEDERATED HERMES FIXED INCOME SECURITIES, INC.

/s/ George F. Magera	/s/ J. Christopher Donahue
George F. Magera	J. Christopher Donahue
Assistant Secretary	President

FEDERATED HERMES FIXED INCOME SECURITIES, INC.

ARTICLES SUPPLEMENTARY

Federated Hermes Fixed Income Securities, Inc., a Maryland corporation having its principal office in the City of Baltimore, Maryland and a registered open-end Company under the Investment Company Act of 1940 (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:       The Corporation is authorized to issue ten billion (10,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($.001) per share, with an aggregate par value of $10,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND:        The Board of Directors of the Corporation hereby reclassifies 100,000,000 shares of the authorized and unissued shares of Federated Hermes Strategic Income Fund Class T Shares as authorized but unclassified and unissued shares;

THIRD:       Immediately before the classification of shares as set forth in Article SECOND hereto, the Corporation was authorized to issue ten billion (10,000,000,000) shares of common stock, all of which were of a par value of one tenth of one cent ($.001) per share having an aggregate par value of ten million dollars ($10,000,000) which were classified as follows:

Class	Number of Shares

Federated Hermes Strategic Income Fund	1,000,000,000
Class A Shares
Federated Hermes Strategic Income Fund	2,000,000,000
Class B Shares
Federated Hermes Strategic Income Fund	1,000,000,000
Class C Shares
Federated Hermes Strategic Income Fund	1,000,000,000
Class F Shares
Federated Hermes Strategic Income Fund	1,000,000,000
Institutional Shares
Federated Hermes Strategic Income Fund	1,000,000,000
R6 Shares
Federated Hermes Strategic Income Fund	1,000,000,000
Class T Shares
Federated Hermes Municipal Ultrashort Fund	500,000,000
Institutional Shares
Federated Hermes Municipal Ultrashort Fund	500,000,000
Class A Shares
Federated Hermes Municipal Ultrashort Fund	500,000,000
Class R6 Shares

Unclassified Shares	500,000,000

Following the aforesaid classification of shares as set forth in Article SECOND hereto, the Corporation will have the following authorized capital:

Class	Number of Shares

Federated Hermes Strategic Income Fund	1,000,000,000
Class A Shares
Federated Hermes Strategic Income Fund	2,000,000,000
Class B Shares
Federated Hermes Strategic Income Fund	1,000,000,000
Class C Shares
Federated Hermes Strategic Income Fund	1,000,000,000
Class F Shares
Federated Hermes Strategic Income Fund	1,000,000,000
Institutional Shares
Federated Hermes Strategic Income Fund	1,000,000,000
R6 Shares
Federated Hermes Municipal Ultrashort Fund	500,000,000
Institutional Shares
Federated Hermes Municipal Ultrashort Fund	500,000,000
Class A Shares
Federated Hermes Municipal Ultrashort Fund	500,000,000
Class R6 Shares

Unclassified Shares	1,500,000,000

FOURTH:       The shares of common stock of the Corporation classified hereby shall be subject to all of the provisions of the Corporation’s Charter relating to shares of stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in Article FOURTH, paragraph (b) of the Articles of Incorporation of the Corporation and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

FIFTH: The stock has been classified by the Board of Directors under the authority contained in the Charter of the Corporation.

SIXTH: These Articles Supplementary will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and Assistant Secretary on November 18, 2020. The undersigned President and Assistant Secretary acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles of Supplementary are true in all material respects and that this statement is made under the penalties of perjury.

WITNESS	FEDERATED HERMES FIXED INCOME SECURITIES, INC.

/s/ George F. Magera	/s/ J. Christopher Donahue
George F. Magera	J. Christopher Donahue
Assistant Secretary	President